UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2025

TOMI ENVIRONMENTAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-09908	59-1947988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8430 Spires Way Frederick, Maryland 21701
(Address of principal executive offices) (Zip Code)

(800) 525-1698
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TOMZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2025, the Board, upon recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Mr. Harold W. Paul to serve as a Class II director of the Company, effective immediately. The Board also appointed Mr. Paul to serve as a member of the Company’s Audit Committee, Compensation Committee and Chairman of the Nominating and Corporate Governance Committee.

Mr. Paul, age 77, previously served as a member of the Board of the Company from June 2009 until July 2021, and as the Company’s Corporate Secretary from 2013 to 2021. Mr. Paul has been engaged in the private practice of law for more than 40 years, primarily as a securities specialist, during which time he has served as outside legal counsel to public companies listed on national securities exchanges. Mr. Paul has also served as a director for six public companies in a variety of industries, including technology and financial services. He holds a Bachelor of Arts from the State University of New York at Stony Brook and a Juris Doctor from Brooklyn Law School, and is admitted to practice law in New York and Connecticut.

On September 26, 2025, Ms. Kelly J. Anderson notified the Company that she is resigning as a director of the Company, effective as of September 30, 2025.

October 1, 2025, the Company issued a press release announcing Ms. Anderson’s resignation and Mr. Paul’s appointment, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
99.1	Press Release dated October 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date: October 1, 2025	By:	/s/ Halden S. Shane
	Name:	Halden S. Shane
	Title:	Chief Executive Officer

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